UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HUMAN PHEROMONE SCIENCES, INC.

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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HUMAN PHEROMONE SCIENCES, INC.

Notice of Annual Meeting of Shareholders

to be held July 16, 2009

____________________________________

To the Shareholders of Human Pheromone Sciences, Inc.:

The annual meeting of shareholders (the “Annual Meeting”) of Human Pheromone Sciences, Inc. (the “Company” or “HPS”) will be held at the offices of Cooley Godward Kronish LLP, 3175 Hanover Street, Palo Alto, California 94304, on July 16, 2009, at 10:00 A.M. local time, for the following purposes:

(1)

To elect five nominees for director named herein to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

(2)

To act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.  These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on May 20, 2009, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company’s offices for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose.  Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Gregory S. Fredrick, Assistant Secretary

San Jose, California
April 29, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

HUMAN PHEROMONE SCIENCES, INC.

 84 West Santa Clara Street, Suite 720

San Jose, California 95113

Telephone: (408) 938-3030

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PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 16, 2009

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://materials.proxyvote.com/44485Q

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INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Human Pheromone Sciences, Inc., a California corporation (the “Company”).  The proxy is solicited for use at the annual meeting of shareholders (the “Annual Meeting”) to be held at 10:00 A.M. local time on July 16, 2009, and any adjournments thereof, at the offices of Cooley Godward Kronish LLP, 3175 Hanover Street, Palo Alto, California 94304.  The approximate date on which this proxy statement and accompanying notice and proxy are being mailed to shareholders is June 1, 2009.

Record Date and Shares Outstanding

Only shareholders of record at the close of business on May 20, 2009, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.  At the close of business on that date, the Company had outstanding 4,151,954 shares of common stock.  Holders of a majority of the outstanding shares of common stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise.  A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person.  Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

On all matters that come before the Annual Meeting all common shareholders of record are entitled to one vote for each share held on the record date.

In the election of directors, the five persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. A shareholder has the  right to  request  cumulative  voting  for the election  of  directors  by giving  notice of such  shareholder's  intention  to cumulate  votes at the meeting prior to the voting.  Cumulative  voting allows a shareholder to cast that number of votes which equals the number of directors to be elected by such shareholder multiplied by the number of votes the shares of Common Stock held by such  shareholder  are  entitled to and to  distribute  those votes among the nominees  as the  shareholder  may  choose.  However,  no  shareholder  shall be entitled  to vote for more than five  candidates  to be  elected  by  holders of Common  Stock  and  votes  may not be cast in favor of a  candidate  unless  the candidate's  name has been  placed in  nomination  prior to the  voting.  In the election of Directors, the candidate receiving the highest number of affirmative votes of the Common Stock represented and voting at the Annual Meeting will be elected directors.  If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal and abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Accordingly, an abstention will have the same effect as a vote against the proposal, and broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.  The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material which may be furnished to shareholders.  The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from beneficial owners for whose accounts they hold shares of Common Stock.  The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company.  No additional compensation will be paid for such services.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 16, 2009 by:  (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s executive officers named in the Summary Compensation Table; (iii) each of the Company’s directors; and (iv) by all directors and executive officers as a group.  In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 16, 2009 are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person.  The percentage of beneficial ownership is based on 4,151,954 shares of Common Stock outstanding as of April 16, 2009.  Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

Directors, Nominees, Officers And 5% Stockholders	Shares Beneficially Owned	Percent Of Class
5% Stockholders
Renovatio Global Funds, L.P. (1)	654,720	15.8%
Knight Equity Markets, L.P. (2)	344,707	8.3
Larry H. Schatz (3)	300,000	7.2
Directors, Nominees and Officers
William P. Horgan (4) (5)	357,733	8.0
Bernard I. Grosser, M.D.(5) (6)	250,518	5.9
Helen C. Leong(5) (6)	193,354	4.5
Robert Marx(5) (6)	224,352	5.2
Carson Tang(1) (7)	694,720	16.6
Greg Fredrick (5) (8)	52,083	1.2
All executive officers and directors as a group (6 shareholders)	1,772,760	36.0

(1)

Fund may be contacted at 1737 N. First St., Suite 350, San Jose, CA 95116.  Carson Tang, a director of the Company, is the Managing Partner of Renovatio Global Funds, L.P. (“Renovatio”) and, as such, may be deemed to share voting and investment power over all of such shares and therefore may be deemed a beneficial owner of such shares.  Mr. Tang disclaims beneficial ownership of shares held by Renovatio except to the extent of his direct pecuniary interest therein.

(2)

Business may be contacted at 545 Washington Blvd., 3rd Floor, Jersey City, NJ 07310.  Based upon information supplied by Knight Equity Markets, L.P. on the Schedule 13G/A filed with the SEC on February 12, 2009.

(3)

Individual may be contacted at 152 W. 57th Street, 31st Floor, New York, NY 10019.   Based upon information supplied by Mr. Schatz. on the Schedule 13D filed with the SEC on April 10, 2006.

(4)

Includes 300,000 shares issuable on exercise of outstanding options.

(5)

Individuals may be contacted at the corporate offices at 84 W. Santa Clara St., Suite 720, San Jose, CA 95113.

(6)

Includes 130,001 shares issuable on exercise of outstanding options.

(7)

Includes 40,000 shares issuable on exercise of outstanding options.

(8)

Includes 52,083 shares issuable on exercise of outstanding options.

PROPOSAL 1 — ELECTION OF DIRECTORS

Each of the five nominees for director to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified.  The following individuals are proposed for election:

Name	Age	Position
William P. Horgan	61	Chairman of the Board of Directors, Chief Executive Officer and Director
Bernard I. Grosser, MD	80	Director
Helen C. Leong	81	Director
Carson Tang	49	Director
Robert Marx	78	Director

  William P. Horgan was appointed Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company.

Bernard I. Grosser, MD has served as a Director since March 1992.  Dr. Grosser is a Professor of Psychiatry at the University of Utah and served as Chairman of the Department of Psychiatry at the University of Utah from 1982 to 2007.  Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

Helen C. Leong has served as a Director since April 1993.  Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies.  She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields.  Mrs. Leong was also a founder of Mid-Peninsula Bank of Palo Alto where she  served as a director from 1988 until October 2007 when the bank was acquired by Wells Fargo Bank.

Robert Marx has served as a Director since October 1994.  Mr. Marx was the founder and Co-Chief Executive Officer of Gilda Marx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996.  He is a former member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association, and is the Chairman of the Board of Governors for the City of Hope.

Carson Tang has served as a Director since June 2007.  Mr. Tang serves as the Managing Partner of the Renovatio Global Fund, a technology-based fund based in San Jose, California.  Renovatio Global Fund currently holds 654,720 shares (approximately 16%) of the Company’s Common Stock.  Mr. Tang is also advisor and a General Partner for the Seraph Group, the founder and director of American Prolmage, Inc. in Los Angeles California and a Managing Director of DISC Beteiligungs-und Management GmbH in Bingen, Germany. Before founding American Prolmage, Inc., Mr. Tang was the Vice President and co-founder of ViewSonic Corporation.

There are no family relationships among directors or executive officers of the Company.

Required Vote

The nominee receiving the highest number of affirmative votes of the Common Stock present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

CORPORATE GOVERNANCE

Director Nomination

The Company does not have a standing nominating committee due to the small size of the Board.  Each of the current Board members participates in the consideration of director nominees.

Criteria for Board Membership.  In selecting candidates for appointment or re-election to the Board, the current Board of Directors considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, industry knowledge, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Shareholder Nominees. The Board of Directors will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Shareholder Proposals” below.

 Process for Identifying and Evaluating Nominees.   The Board of Directors believes the Company is well-served by its current directors.   In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors.    If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, and the Board determines the seat should be filled, the Board of Directors will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought.  Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board of Directors deems appropriate, a third-party search firm. The Board of Directors will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board of Directors. Candidates meriting serious consideration will meet with all members of the Board.  Based on this input, the Board of Directors will evaluate which of the prospective candidates is qualified to serve as a director and whether the Board of Directors should recommend that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.      The Company has never received a proposal from a shareholder to nominate a director.  Although the Board of Directors has not adopted a formal policy with respect to shareholder nominees, the Board of Directors expects that the evaluation process for a shareholder nominee would be similar to the process outlined above.

Board Nominees for the 2009 Annual Meeting. All five nominees listed in this Proxy Statement are current directors standing for re-election.

Board Meetings and Committees of the Board

The Board of Directors met five times in 2008.  The Board has an audit committee which met four times during 2008, and a compensation committee, which met once.  For of the five directors participated in at least 75% of the Board and Committee meetings held during 2008.  Dr. Grosser, due to scheduling conflicts attended 70% of the meetings.

The Board has determined that Dr. Grosser, Mrs. Leong, Mr. Marx and Mr. Tang are independent under the rules of the Nasdaq Stock Market.  There were no related party transactions to be considered in the last fiscal year in the determination of the independence of the directors.

Compensation Committee

The Compensation and Stock Option Committee of the Board of Directors (the “Compensation Committee”), whose members are Dr. Grosser, Mr. Marx and Mr. Tang, all of whom are “independent” directors under the rules of the Nasdaq Stock Market.  The Compensation Committee held one meeting during 2008, with all director members in attendance at the meeting.  The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various benefit plans. The Compensation Committee does not operate under a written charter.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our compensation programs. Our compensation programs include programs for our executive officers, including the Chairman of the Board and Chief Executive Officer (“CEO”) and the Chief Financial Officer named in the Summary Compensation Table (the “Named Executive Officers”).

The Board of Directors established the Compensation Committee to, among other things, review and approve the compensation levels of Named Executive Officers, evaluate the performance of Named Executive Officers and consider senior management succession issues and related matters for the Company. The objectives and the goals of the Company's compensation program are to retain and reward executives for leading the Company in achieving its business objectives by rewarding past performance of the Named Executive Officers and seeking to align their long-term interests with those of our investors.

In accordance with the Marketplace Rules of the Nasdaq Stock Market, the Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company’s employee compensation programs.

The Compensation Committee has in the past taken the following actions to link Named Executive Officers pay and performance:

●	Deferred salary increases until the Company has obtained operational objective of consistent income from operations and cash provided from operations;

●	Granted bonuses for achievements obtained; and

●	Granted restricted stock options as an incentive to retain management personnel.

Audit Committee

The current members of the Audit Committee of the Board of Directors are Mrs. Leong, Dr. Grosser and Mr. Marx.  The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements.  The Board has determined that Mrs. Leong qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.  The Audit Committee’s purpose is to consult with the Company’s independent auditors concerning their audit plans, the results of the audit, the Company’s accounting principles and the adequacy of the Company’s general accounting controls.  The Audit Committee operates under a written charter, a copy of which is posted on our website at www.erox.com.

Communications With Directors

Shareholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Assistant Secretary, Human Pheromone Sciences, 84 W. Santa Clara St., Suite 720, San Jose, CA 95113 or by sending an e-mail to secretary@erox.com. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Board members.

The Company has a policy of encouraging all directors to attend the annual shareholder meetings. All of the directors attended the 2008 annual meeting.

RELATED PARTY TRANSACTIONS

We are not a party to any related party transactions.

Pursuant to our Code of Ethics and the Audit Committee Charter, our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interests, such as related party  transactions, to the chairman of the Audit Committee. The Audit Committee is charged with reviewing and approving all related party transactions.

REPORT OF THE AUDIT COMMITTEE 1

The Audit Committee of the Board of Directors of Human Pheromone Sciences, Inc. serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations.  The Company’s management has primary responsibility for the system of internal controls and preparing the Company’s financial statements and for the Company’s financial reporting process.  The Company's independent registered public accounting firm, SingerLewak LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•

reviewed and discussed the audited financial statements with the Company’s management, including a discussion of the quality of the accounting principles;

•

discussed with SingerLewak LLP, the Company’s independent registered public accounting firm, its judgment as to the quality of the Company’s accounting principles, as well as certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61,as amended,  “Communications with Audit Committees”, as adopted by the public company accounting oversight board  (“PCAOB”) in Rule 3200T; and

•

received the written and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and discussed with the independent registered public accounting firm its  independence

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1

“The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.”

Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company's Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

Audit Committee:

Helen Leong, Chairperson

Bernard I. Grosser, M.D.
Robert Marx

Auditors Fees & Services

SingerLewak LLP was retained as the Company’s independent registered public accounting firm for the years ended December 31, 2008 and 2007.  The following table shows the fees paid or accrued by the Company for the audit and other services provided by SingerLewak LLP for fiscal 2008 and 2007.

	2008	2007
Audit Fees(1)	$53,746	$50,882
Audit Related Fees(1)	$58,888	$42,106
Tax Fees(2)	$10,359	$17,737
Other Fees	-	-

(1)

Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the statutory and regulatory filings.  Audit related fees are for the review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)

Tax fees principally represent tax compliance services.

The Audit Committee reviews and pre-approves the audit and tax fees proposed by SingerLewak LLP in their annual engagement letter.  All fees described above were approved by the Audit Committee.  SingerLewak LLP did not provide any other services during 2008.

The Company does not anticipate that representatives from SingerLewak LLP will be present at the Annual Meeting.

EXECUTIVE COMPENSATION

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer (the “CEO”) and the Chief Financial Officer (the “CFO”) who are the only executive officers for fiscal year 2008 whose salary and bonus for the fiscal year 2008 exceeded $100,000 (the “Named Executive Officers”).

The following table sets forth for each of the Named Executive Officers: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2008; (ii) the aggregate grant date fair value of stock and option awards granted during the year, computed in accordance with FAS 123 (R); (iii) all other compensation for the year; and, finally, (iv) the dollar value of total compensation for the year.

Summary Compensation Table – Named Executive officers

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Other Compensation(2)	Total
William P. Horgan Chairman of the Board and Chief Executive Officer	2008 2007	$221,500 $221,500	— —	— —	$ 18,000 $ 18,000	$239,500 $239,500

Gregory S. Fredrick Chief Financial Officer	2008 2007	$120,000 $120,000	— $3,000	$31,500 —	— —	$151,500 $123,000

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1

 For each of the stock option grants, the value shown is the total valuation as of the grant date as calculated per FAS 123(R), excluding forfeiture assumptions.  See the Company’s Annual Report for the year ended December 31, 2008 for a complete description of the FAS 123(R) valuation information and reporting.

2	Mr. Horgan receives an automobile allowance of $18,000 per year.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at December 31, 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.   All options granted at fair market value based on the closing price of our stock on the day of the grant.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of Securities Underlying unexercised options (#) unexercisable [1]	Option exercise price ($)	Option expiration date
William P. Horgan	300,000	-	$0.315	6/21/2013

Gregory S. Fredrick	20,000	-	$0.315	6/21/2013
	17,500	52,500	$0.450	7/17/2015

1 All options for the Named Executive Officers vest monthly over a period of two (2) years. The options are exercisable for seven  years, and expire on the date seven years from the date of grant.

Employment Agreements and Arrangements

We have no employment agreements or arrangements with any of the Named Executive Officers of the Company or with any other employee of the Company.

Change in Control Agreements

All of the stock option agreements issued to the Named Executive Officers contain a change in control provision.  In the event of a change of control the stock options accelerate, so that the options become fully exercisable and vested as immediately prior to consummation of the Change of Control.

Since the closing market price of our common stock on December 31, 2008 of $0.25 was lower than the exercise price of these options, our Named Executive Officers would not have realized any value from the acceleration had the change of control occurred on December 31, 2008.

Indemnification Agreement

We have no indemnification agreements with any of the Named Executive Officers of the Company or with any other employee of the Company.

DIRECTOR COMPENSATION

The Company uses a stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board.

Cash Compensation Paid to Board Members

Members of the Board who are not employees of the Company do not receive any cash compensation for their services.  The members are reimbursed for their out-of-pocket travel expenses incurred to attend the meetings.

Stock Option Program

The Company’s 2003 Non-Employee Directors’ Stock Option Plan (the “2003 Plan”) provides for the automatic grant of 20,000 shares of Common Stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director.  Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year.  In addition, on the date of the first meeting of the Board immediately following each annual meeting of shareholders of the Company, the Company is required to grant to each non-employee director a seven year Non-Qualified Option to purchase 20,000 shares of the Company’s Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant.  These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year.   The exercise price of all options granted pursuant to the 2003 Plan is the fair market value of the Company’s Common Stock at the closing price on the day of the grant.  A total of 600,000 shares are reserved for issuance under the 2003 Plan.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s directors during the fiscal year ended December 31, 2008.

Summary Compensation Table – Directors

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) [1]	Nonequity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compensation	Total ($)
Bernard I. Grosser, MD	2008	0	0	9,800	N/A	N/A	0	9,800

Helen Leong	2008	0	0	9,800	N/A	N/A	0	9,800

Robert Marx	2008	0	0	9,800	N/A	N/A	0	9,800

Carson Tang	2008	0	0	9,800	N/A	N/A	0	9,800

1

Stock option grants issued to outside Directors vest monthly over a one (1) year period immediately from the date of grant. The options are exercisable for seven years, and expire on the date seven years from the date of grant. For each of the stock option grants, the value shown is the total valuation as of the grant date as calculated per FAS 123(R). See the Company’s Annual Report for the year ended December 31, 2008 for a complete description of the FAS 123(R) valuation information and reporting. All grants made at the fair market value based on the closing price of our stock on the day of the grant.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Dr. Grosser (Chairman), Mr. Marx and Mr. Carson Tang all of whom are independent non-management directors. None of the Compensation Committee members has served as an officer or employee of the Company, and none of the Company’s executive officers has served as a member of a Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans (including individual compensation arrangements) consisting of the  2003 Non-Employee Directors’ Stock Option Plan and restricted-stock option grants made to employees outside the plan.

Equity Compensation Plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of remaining available for future issuance under equity compensation plans(excluding securities reflected in column(a))
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	840,000	$ 0.43	200,000

DESCRIPTION OF PLANS NOT APPROVED BY SHAREHOLDERS

On June 25, 2003 the Board of Directors adopted the 2003 Non-employee Directors Stock Option Plan  (the “2003  Plan”) of Human Pheromone Sciences, Inc.  A maximum of 600,000 shares of common stock which may be issued on exercise of the Options granted pursuant to the 2003 Plan.  The 2003 Plan will expire on June 24, 2010.  This plan replaces the Directors’ Plan which expired June 13, 2003.  The 2003 Plan provides for annual grants of options to purchase 20,000 shares of common stock to each non-employee director at an exercise price equal to the fair market value of the stock on the date of the grant.

In June 2006, the Company’s Board of Directors Compensation Committee granted Nonstatutory Stock Options to the Company’s employees, including the Named Executive Officers, covering a total of 330,000 shares of common stock. These stock options were granted outside of any stock option plan and are subject to two year vesting.  Options were granted at the fair value at the date of the grant as determined by the closing price on the day of the grant.

In July 2008, the Company’s Board of Directors Compensation Committee granted Nonstatutory Stock Options to a Named Executive Officer, covering a total of 70,000 shares of common stock. These stock options were granted outside of any stock option plan and are subject to two year vesting.  Options were granted at the fair value at the date of the grant as determined by the closing price on the day of the grant.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and changes in ownership of such stock (Forms 4 and 5).

To the Company’s knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2008.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting.  If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSAL

Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2010 must submit such proposals so as to be received by the Company at 84 West Santa Clara Street, Suite 720, San Jose, California 95113 not later than February 1, 2010.   In addition, if the Company is not notified by April 17, 2010 of a proposal to be brought before the 2010 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting

BY ORDER OF THE BOARD OF DIRECTORS

Gregory S. Fredrick, Assistant Secretary

San Jose, California
April 29, 2009

IMPORTANT

You are cordially invited to attend the meeting in person.  Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

A COPY OF THE COMPANY’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, HUMAN PHEROMONE SCIENCES, INC., 84 WEST SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA 95113.

HUMAN PHEROMONE SCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2009

The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company" or "HPS") will be held at the offices of Cooley Godward Kronish LLP, 3175 Hanover Street, Palo Alto, California, on July 16, 2009, at 10:00 am local time, for the following purposes:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

HUMAN PHEROMONE SCIENCES, INC.

July 16, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of Meeting, Proxy Statement, Proxy Card
are available at http://materials.proxyvote.com/44485Q

Please date, sign and mail your
proxy card in the envelope
provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect five Directors to hold office until the next Annual Meeting; NOMINEES

2. To act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on May 20, 2009 are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

[ ]	FOR ALL NOMINEES	O William P. Horgan
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Bernard I. Grosser, M.D. O Helen C. Leong O Robert Marx O Carson Tang
[ ]	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                              [   ]

Signature of Shareholder _______________________________			Signature of Shareholder ______________________________
Date __________________________________			Date ______________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.